UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EAGLE BANCORP MONTANA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ ☐	No fee required Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Explanatory Note

On March 8, 2023, Eagle Bancorp Montana, Inc. (the “Company,” “Eagle,” “we” and “our”) filed with the Securities and Exchange Commission (the “SEC”) a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related proxy card (the “Proxy Card”) for the Company’s 2023 Annual Meeting of Stockholders, to be held on April 20, 2023 (together with any adjournment or postponement thereof, the “Annual Meeting”). This supplement to the Proxy Statement (this “Supplement”) is being filed solely to provide additional disclosure in the voting procedures section of the Proxy Statement.

Proxy Statement Supplement for the 2023 Annual Meeting of Stockholders

This Supplement relates to the solicitation of proxies by our board of directors for use at the Annual Meeting. This Supplement supplements and amends the Proxy Statement for the Annual Meeting to provide additional disclosure in the voting procedures section of the Proxy Statement.

This Supplement is being made available to stockholders beginning on or about March 17, 2023. This Supplement does not provide all of the information that you should read and consider before voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for your consideration before voting. We encourage you to read this Supplement carefully and in its entirety, together with the Proxy Statement.

Additional Disclosure in the Voting Procedures Section

Page 3 of the Proxy Statement contains disclosure about the voting procedures for the Annual Meeting. Additional information related to the voting procedures is included. The section now reads:

What are the Voting Procedures?

Once a quorum has been established, the directors will be elected by a plurality vote and the affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the other proposals described in this Proxy Statement, except as described below.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Directors will be elected by a plurality of votes (the highest number of votes cast). Stockholders are not permitted to cumulate their votes for the election of directors or any other purpose. Votes may be cast for or withheld from each nominee for election as directors. The election of directors (Proposal 1) is a matter considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal 1. Votes that are withheld and broker non-votes will have no effect on the outcome of the election for directors because directors will be elected by a plurality of votes cast (i.e. withheld votes and broker non-votes will not be included in the numerator or denominator).

The favorable vote of holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required for the ratification of Moss Adams LLP as independent registered public accounting firm for the fiscal year ending December 31, 2023. Votes may be cast for or against the ratification of Moss Adams LLP or stockholders may abstain from voting. The ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 2. Abstentions will have the effect of a vote against the ratification of Moss Adams LLP.

The favorable vote of holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required for the approval, on an advisory basis, of the advisory vote on executive compensation. Votes may be cast for or against the advisory vote on executive compensation or stockholders may abstain from voting. As an advisory vote, this proposal is not binding upon the Company. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders and will consider the outcome of the vote when making future compensation decisions. The advisory vote on executive compensation (Proposal 3) is a matter considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal 3. Abstentions will have the effect of a vote against the advisory vote on executive compensation. Broker non-votes will have no effect on the outcome of the advisory vote on executive compensation (i.e. broker non-votes will not be included in the numerator or denominator).

The favorable vote of holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required for the approval of the 2020 Plan Amendment. Votes may be cast for or against the 2020 Plan Amendment or stockholders may abstain from voting. The approval of the 2020 Plan Amendment (Proposal 4) is a matter considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal 4. Abstentions will have the effect of a vote against the approval of the 2020 Plan Amendment. Broker non-votes will have no effect on the outcome of the vote on the 2020 Plan Amendment (i.e. broker non-votes will not be included in the numerator or denominator).

Eagle’s Annual Report to Stockholders, which includes its annual report on Form 10-K for its year ended December 31, 2022, is being mailed to stockholders with this Proxy Statement. Eagle has filed its annual report with the Securities and Exchange Commission. Stockholders may obtain, free of charge, an additional copy of the annual report on Form 10-K by requesting it from Chantelle Nash in writing at Eagle Bancorp Montana, Inc., P.O. Box 4999, Helena, Montana 59604, or by calling her at (406) 442-3080.

Executed, unmarked proxies will be voted FOR all nominees for Director, and FOR Proposals 2, 3 and 4. Except for procedural matters incidental to conduct of the Annual Meeting, Eagle knows of no other matters expected to come before the Annual Meeting.

Proxies solicited hereby are to be returned to Eagle’s transfer agent, Computershare. The Board of Directors has designated Chantelle Nash, corporate secretary, to act as Inspector of Election and tabulate votes at the Annual Meeting. After the final adjournment of the Annual Meeting, the proxies will be returned to Eagle.

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